                                                                      EXHIBIT 23

                                CONSENT OF EXPERT

         I consent to the reference to me under the heading "Item 1. Legal Proceedings" in Part II of the Quarterly Report on Form 10-Q of ArvinMeritor, Inc. ("ArvinMeritor") for the quarterly period ended March 30, 2003, and to the incorporation by reference of such reference into the following Registration Statements of ArvinMeritor:

Form            Registration No.                                 Purpose
----            ----------------                                 -------
S-3               333-58760                 Registration of debt securities

S-8               333-53396                 ArvinMeritor, Inc. Savings Plan

S-8               333-53498                 ArvinMeritor, Inc. Hourly Employees
                                            Savings Plan

S-8               333-49610                 1997 Long-Term Incentives Plan

S-8               333-42012                 Employee Stock Benefit Plan, 1988 Stock
                                            Benefit Plan and 1998 Employee Stock Benefit Plan

S-3               333-43110                 Arvin Industries, Inc. Employee Savings
                                            Plan

S-3               333-43112                 Arvin Industries, Inc. Employee Stock
                                            Benefit Plan

S-3               333-43116                 Arvin Industries, Inc. 1998 Stock Benefit
                                            Plan

S-3               333-43118                 Arvin Industries, Inc. 1988 Stock Benefit
                                            Plan

S-3               333-43146                 Arvin Industries, Inc. Savings Plan

                                            /s/ M. Lee Murrah
                                            ------------------------------------
                                            M. Lee Murrah
                                            Chief Intellectual Property Counsel
                                            of ArvinMeritor, Inc.

Date: May 13, 2003